UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 2, 2020

Titan Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-13341	94-3171940
(Commission File Number)	(IRS Employer Identification No.)

001-13341 94-3171940

(Commission File Number) (IRS Employer Identification No.)

400 Oyster Point Blvd., Suite 505, South San Francisco, CA 94080

(Address of principal executive offices and zip code)

650-244-4990

(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	TTNP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 2, 2020, Titan Pharmaceuticals, Inc. held a special meeting of stockholders for the sole purpose of seeking approval of a proposal to amend our certificate of incorporation to effect a reverse split of the common stock within a range from 1-for-4 to 1-for-10, with the exact ratio to be determined by our board of directors (a “Reverse Split”).

The Reverse Split required the favorable vote of a majority of our outstanding shares of common stock as of January 22, 2020, the record date for the Special Meeting (the “Record Date”). On the Record Date, there were 83,228,049 shares of common stock outstanding. Accordingly, the affirmative vote of holders of at least 41,614,025 shares was necessary for approval of the proposal. Stockholders did not approve the Reverse Split. The voting results were as follows:

FOR	AGAINST	ABSTAIN
30,434,934	25,292,616	798,345

As we previously reported, the Nasdaq Capital Market (“Nasdaq”) notified us in September 2019 that we had 180 days, or until March 17, 2020, to regain compliance with Nasdaq’s minimum bid price requirement for continued listing, which necessitates that the closing price of our shares be at or above $1.00 for 10 consecutive business days prior to March 17, 2020. The only certain way to accomplish this would have been to effect a Reverse Split by March 3, 2020. We are evaluating the alternatives available to us to address a notification of delisting in the event we do not regain compliance with the minimum bid price requirement.

In addition, as disclosed in our proxy statement, a Reverse Split would have provided us additional shares for issuance in connection with future financings and for other business purposes. In the coming months, we will be exploring the alternatives available to us, including the possibility of seeking stockholder approval of an increase in our authorized share capital, and will update our stockholders accordingly.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 2, 2020	TITAN PHARMACEUTICALS, INC.

	By:	/s/ Sunil Bhonsle
Name: Sunil Bhonsle Title: Chief Executive Officer